UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026 (January 9, 2026)

Commission file number 001-16111

Global Payments Inc.

(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 829-8000

None

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange
4.875% Senior Notes due 2031	GPN31A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 9, 2026, Global Payments Inc., a Georgia corporation (“Global Payments”), completed its previously announced acquisition of Worldpay Holdco, LLC, a Delaware limited liability company (“Worldpay”), from Fidelity National Information Services, Inc., a Georgia corporation (“FIS”) and certain affiliates of GTCR LLC (collectively, “GTCR”) and members of Worldpay management (the “Worldpay Acquisition”) and divestiture of Global Payments’ Issuer Solutions business (the “Issuer Solutions Business”) to FIS (such divestiture, together with the Worldpay Acquisition, the “Transactions”), pursuant to (i) the transaction agreement (the “GTCR Transaction Agreement”) by and among Global Payments, Worldpay, GTCR and certain other parties thereto and (ii) the transaction agreement (the “FIS Transaction Agreement” and, together with the GTCR Transaction Agreement, the “Transaction Agreements”), by and among Global Payments, Total System Services LLC, a Delaware limited liability company, FIS and Worldpay.

Upon the terms and subject to the conditions set forth in the GTCR Transaction Agreement, Global Payments acquired all of the interests in Worldpay not held by FIS from GTCR and other Worldpay equityholders in exchange for 43,268,041 newly issued shares of Global Payments common stock, no par value (“Global Payments Common Stock,” and such newly issued shares, the “Stock Consideration”) and approximately $6.2 billion in cash. Concurrently, upon the terms and subject to the conditions set forth in the FIS Transaction Agreement, Global Payments sold its Issuer Solutions Business to FIS in exchange for FIS’s interest in Worldpay and approximately $7.7 billion in cash, which is the difference between the purchase price payable by FIS in respect of the Issuer Solutions Business and the purchase price payable by Global Payments in respect of FIS’s interest in Worldpay. The cash payment amount is subject to customary post-closing adjustments in respect of the respective purchase price for each of Worldpay and the Issuer Solutions Business. The purchase price paid by Global Payments in respect of Worldpay was based on a $24.25 billion enterprise valuation of Worldpay, and the purchase price paid by FIS in respect of the Issuer Solutions Business was based on a $13.5 billion enterprise valuation of the Issuer Solutions Business, in each case, subject to customary adjustments for the cash, debt and working capital (relative to a target) of Worldpay and the Issuer Solutions Business, respectively, as of the closing of the Transactions (the “Closing”).

The foregoing description of the Transaction Agreements does not purport to be complete and is qualified in its entirety by the full text of the Transaction Agreements, copies of which were filed as Exhibits 2.1 and 2.2 to the Current Report on Form 8-K filed by Global Payments on April 21, 2025, and are incorporated by reference herein.

Item 1.01.	Entry into a Material Definitive Agreement.

Shareholders Agreement

As a result of the Transactions, GTCR now holds approximately 15.45% of the outstanding shares of Global Payments Common Stock based upon the outstanding shares of Global Payments Common Stock as of December 31, 2025. At the Closing, Global Payments and GTCR entered into a shareholders agreement (the “Shareholders Agreement”). Under the Shareholders Agreement, GTCR is subject to a lock-up (subject to certain exceptions) with respect to the transfer of the Stock Consideration, with 35% of the Stock Consideration released from the lock-up 12 months after the Closing, an additional 15% of the Stock Consideration released from the lock-up 15 months after the Closing, and the remaining Stock Consideration released from the lock-up 18 months after the Closing.

In addition, GTCR has agreed to certain standstill obligations, including that for so long as GTCR beneficially owns more than 5% of the voting securities of Global Payments, GTCR may not acquire any additional voting securities (or securities that are convertible, exchangeable or exercisable for or into voting securities) of Global Payments, subject to certain exceptions. The Shareholders Agreement also provides GTCR with customary information rights.

The Shareholders Agreement further includes certain preemptive rights in favor of GTCR and its affiliates, providing that in the event that Global Payments proposes to issue any voting securities (or securities that are convertible, exchangeable or exercisable for or into voting securities) to certain specified shareholders, GTCR affiliates will have the right to purchase up to their pro rata share of such securities. These preemptive rights are subject to customary exceptions.

The foregoing description of the Shareholders Agreement does not purport to be complete and is qualified in its entirety by the full text of the Shareholders Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Registration Rights Agreement

At the Closing, Global Payments and GTCR entered into a registration rights agreement (the “Registration Rights Agreement”). The Registration Rights Agreement provides GTCR with certain registration rights, including shelf, demand and customary piggyback registration rights, relating to the Stock Consideration and contains customary indemnification obligations.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02.	Unregistered Sale of Equity Securities.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein. On January 9, 2026, Global Payments issued the Stock Consideration to GTCR in a transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01.	Regulation FD Disclosure.

On January 12, 2026, Global Payments issued a press release announcing the closing of the Transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any of Global Payments’ filings under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements that are required to be filed pursuant to this item were previously filed by Global Payments as Exhibits 99.1, 99.2 and 99.3 to Global Payments’ Current Report on Form 8-K filed on November 5, 2025.

(b) Pro Forma Financial Information.

The pro forma financial information that is required to be filed pursuant to this item was previously filed by Global Payments as Exhibit 99.4 to Global Payments’ Current Report on Form 8-K filed on November 5, 2025.

(d) Exhibits.

Exhibit Number	Description
2.1*	Transaction Agreement, dated as of April 17, 2025, by and among Global Payments Inc., Total System Services LLC, Fidelity National Information Services, Inc. and Worldpay Holdco, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Global Payments on April 21, 2025).
2.2*	Transaction Agreement, dated as of April 17, 2025, by and among Global Payments Inc., Genesis Merger Sub I, Inc., Genesis Merger Sub II, Inc., Genesis Merger Sub III, Inc., Genesis Merger Sub IV LLC, Genesis Washington Merger Sub LLC, GTCR W Aggregator LP, Worldpay Holdco, LLC, GTCR W Management Blocker Inc., GTCR W Management Blocker II Inc., GTCR W Blocker Corp. and the other parties thereto (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Global Payments on April 21, 2025).
4.1*	Shareholders Agreement, by and among Global Payments Inc., GTCR LLC and GTCR W Aggregator LP.
4.2*	Registration Rights Agreement, by and between Global Payments Inc. and GTCR W Aggregator LP.
99.1	Press Release, dated January 12, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules and similar attachments have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished to the Securities and Exchange Commission upon request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date: January 12, 2026	By:	/s/ Dara Steele-Belkin
Dara Steele-Belkin
Chief Legal Officer